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                                                                     EXHIBIT  23


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-35101) of Northwest Pipeline Corporation and in the related Prospectus of our report dated February 21, 2003, with respect to the financial statements of Northwest Pipeline Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 2002.



                                         /s/ Ernst & Young LLP



Houston, Texas
March 17, 2003